April 9, 2001





Scudder Pathway Series,
   on behalf of Scudder Pathway Moderate Portfolio
Two International Place
Boston, Massachusetts  02110-4103

Farmers Investment Trust,
   on behalf of Farmers Income with Growth Portfolio
222 South Riverside Plaza
Chicago, Illinois  60606

Ladies and Gentlemen:

        You have asked us for our opinion concerning certain federal income tax consequences to (a) Scudder Pathway Series, a Massachusetts business trust (the "Acquiring Trust"), on behalf of Scudder Pathway Moderate Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"), (b) Farmers Investment Trust Fund, a Massachusetts business trust (the "Acquired Trust"), on behalf of Farmers Income with Growth Portfolio, a separate series of the Acquired Trust (the "Acquired Fund"), and (c) holders (the "Acquired Fund Shareholders") of voting shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares"), resulting from the acquisition by the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange for voting shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund (the "Reorganization"), all pursuant to that certain Agreement and Plan of Reorganization, dated as of December 15, 2000 (the "Reorganization Agreement"), by and between the Acquired Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund. All terms used herein which are not specifically defined shall have the same meanings as when used in the Reorganization Agreement.

        We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

        We have made inquiry as to the underlying facts which we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund that are set forth in the Registration Statement on Form N-14 (the "Registration Statement") filed by the Acquiring Trust on behalf of the Acquiring Fund with the Securities and Exchange Commission and representations made in letters from the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, addressed to us for our use in rendering this opinion (the "Tax
Representation Letters"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

        The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

        Based upon the foregoing and subject to the conditions and assumptions set forth below, we are of the opinion that for federal income tax purposes:

(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the transaction;

(vii) the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

(viii) the holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period during which the Acquired Fund Shares exchanged therefor were held, provided that at the time of the exchange the Acquired Fund Shares were held as capital assets in the hands of such Acquired Fund Shareholder.

        Our  opinion  is  based  upon  the   accuracy  of  the   certifications,
representations and warranties and the satisfaction of the covenants and obligations contained in the Reorganization Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Very truly yours,






/s/ Willkie Farr & Gallagher

April 9, 2001





Scudder Pathway Series,
   on behalf of Scudder Pathway Moderate Portfolio
Two International Place
Boston, Massachusetts  02110-4103

Farmers Investment Trust,
   on behalf of Farmers Balanced Portfolio
222 South Riverside Plaza
Chicago, Illinois  60606

Ladies and Gentlemen:

        You have asked us for our opinion concerning certain federal income tax consequences to (a) Scudder Pathway Series, a Massachusetts business trust (the "Acquiring Trust"), on behalf of Scudder Pathway Moderate Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"), (b) Farmers Investment Trust Fund, a Massachusetts business trust (the "Acquired Trust"), on behalf of Farmers Balanced Portfolio, a separate series of the Acquired Trust (the "Acquired Fund"), and (c) holders (the "Acquired Fund Shareholders") of voting shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares"), resulting from the acquisition by the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange for voting shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund (the "Reorganization"), all pursuant to that certain Agreement and Plan of Reorganization, dated as of December 15, 2000 (the "Reorganization Agreement"), by and between the Acquired Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund. All terms used herein which are not specifically defined shall have the same meanings as when used in the Reorganization Agreement.

        We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

        We have made inquiry as to the underlying facts which we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund that are set forth in the Registration Statement on Form N-14 (the "Registration Statement") filed by the Acquiring Trust on behalf of the Acquiring Fund with the Securities and Exchange Commission and representations made in letters from the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, addressed to us for our use in rendering this opinion (the "Tax
Representation Letters"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

        The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

        Based upon the foregoing and subject to the conditions and assumptions set forth below, we are of the opinion that for federal income tax purposes:

(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the transaction;

(vii) the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

(viii) the holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period during which the Acquired Fund Shares exchanged therefor were held, provided that at the time of the exchange the Acquired Fund Shares were held as capital assets in the hands of such Acquired Fund Shareholder.

        Our  opinion  is  based  upon  the   accuracy  of  the   certifications,
representations and warranties and the satisfaction of the covenants and obligations contained in the Reorganization Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Very truly yours,




/s/ Willkie Farr & Gallagher

April 9, 2001





Scudder Pathway Series,
   on behalf of Scudder Pathway Growth Portfolio
Two International Place
Boston, Massachusetts  02110-4103

Farmers Investment Trust,
   on behalf of Farmers Growth Portfolio
222 South Riverside Plaza
Chicago, Illinois  60606

Ladies and Gentlemen:

        You have asked us for our opinion concerning certain federal income tax consequences to (a) Scudder Pathway Series, a Massachusetts business trust (the "Acquiring Trust"), on behalf of Scudder Pathway Growth Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"), (b) Farmers Investment Trust Fund, a Massachusetts business trust (the "Acquired Trust"), on behalf of Farmers Growth Portfolio, a separate series of the Acquired Trust (the "Acquired Fund"), and (c) holders (the "Acquired Fund Shareholders") of voting shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares"), resulting from the acquisition by the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange for voting shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund (the "Reorganization"), all pursuant to that certain Agreement and Plan of Reorganization, dated as of December 15, 2000 (the "Reorganization Agreement"), by and between the Acquired Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund. All terms used herein which are not specifically defined shall have the same meanings as when used in the Reorganization Agreement.

        We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

        We have made inquiry as to the underlying facts which we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund that are set forth in the Registration Statement on Form N-14 (the "Registration Statement") filed by the Acquiring Trust on behalf of the Acquiring Fund with the Securities and Exchange Commission and representations made in letters from the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, addressed to us for our use in rendering this opinion (the "Tax
Representation Letters"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

        The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

        Based upon the foregoing and subject to the conditions and assumptions set forth below, we are of the opinion that for federal income tax purposes:

(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the transaction;

(vii) the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

(viii) the holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period during which the Acquired Fund Shares exchanged therefor were held, provided that at the time of the exchange the Acquired Fund Shares were held as capital assets in the hands of such Acquired Fund Shareholder.

        Our  opinion  is  based  upon  the   accuracy  of  the   certifications,
representations and warranties and the satisfaction of the covenants and obligations contained in the Reorganization Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Very truly yours,


/s/ Willkie Farr & Gallagher

April 9, 2001





Scudder Pathway Series,
   on behalf of Scudder Pathway Moderate Portfolio
Two International Place
Boston, Massachusetts  02110-4103

Farmers Investment Trust,
   on behalf of Farmers Growth with Income Portfolio
222 South Riverside Plaza
Chicago, Illinois  60606

Ladies and Gentlemen:

        You have asked us for our opinion concerning certain federal income tax consequences to (a) Scudder Pathway Series, a Massachusetts business trust (the "Acquiring Trust"), on behalf of Scudder Pathway Moderate Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"), (b) Farmers Investment Trust Fund, a Massachusetts business trust (the "Acquired Trust"), on behalf of Farmers Growth with Income Portfolio, a separate series of the Acquired Trust (the "Acquired Fund"), and (c) holders (the "Acquired Fund Shareholders") of voting shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares"), resulting from the acquisition by the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange for voting shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund (the "Reorganization"), all pursuant to that certain Agreement and Plan of Reorganization, dated as of December 15, 2000 (the "Reorganization Agreement"), by and between the Acquired Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund. All terms used herein which are not specifically defined shall have the same meanings as when used in the Reorganization Agreement.

        We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

        We have made inquiry as to the underlying facts which we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund that are set forth in the Registration Statement on Form N-14 (the "Registration Statement") filed by the Acquiring Trust on behalf of the Acquiring Fund with the Securities and Exchange Commission and representations made in letters from the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, addressed to us for our use in rendering this opinion (the "Tax
Representation Letters"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

        The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

        Based upon the foregoing and subject to the conditions and assumptions set forth below, we are of the opinion that for federal income tax purposes:

(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the transaction;

(vii) the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

(viii) the holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period during which the Acquired Fund Shares exchanged therefor were held, provided that at the time of the exchange the Acquired Fund Shares were held as capital assets in the hands of such Acquired Fund Shareholder.

        Our  opinion  is  based  upon  the   accuracy  of  the   certifications,
representations and warranties and the satisfaction of the covenants and obligations contained in the Reorganization Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Very truly yours,


/s/ Willkie Farr & Gallagher



April 9, 2001





Scudder Pathway Series,
   on behalf of Scudder Pathway Conservative Portfolio
Two International Place
Boston, Massachusetts  02110-4103

Farmers Investment Trust,
   on behalf of Farmers Income Portfolio
222 South Riverside Plaza
Chicago, Illinois  60606

Ladies and Gentlemen:

        You have asked us for our opinion concerning certain federal income tax consequences to (a) Scudder Pathway Series, a Massachusetts business trust (the "Acquiring Trust"), on behalf of Scudder Pathway Conservative Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"), (b) Farmers Investment Trust Fund, a Massachusetts business trust (the "Acquired Trust"), on behalf of Farmers Income Portfolio, a separate series of the Acquired Trust (the "Acquired Fund"), and (c) holders (the "Acquired Fund Shareholders") of voting shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares"), resulting from the acquisition by the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange for voting shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund (the "Reorganization"), all pursuant to that certain Agreement and Plan of Reorganization, dated as of December 15, 2000 (the "Reorganization Agreement"), by and between the Acquired Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund. All terms used herein which are not specifically defined shall have the same meanings as when used in the Reorganization Agreement.

        We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

        We have made inquiry as to the underlying facts which we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund that are set forth in the Registration Statement on Form N-14 (the "Registration Statement") filed by the Acquiring Trust on behalf of the Acquiring Fund with the Securities and Exchange Commission and representations made in letters from the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, addressed to us for our use in rendering this opinion (the "Tax
Representation Letters"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

        The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

        Based upon the foregoing and subject to the conditions and assumptions set forth below, we are of the opinion that for federal income tax purposes:

(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the transaction;

(vii) the basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

(viii) the holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period during which the Acquired Fund Shares exchanged therefor were held, provided that at the time of the exchange the Acquired Fund Shares were held as capital assets in the hands of such Acquired Fund Shareholder.

        Our  opinion  is  based  upon  the   accuracy  of  the   certifications,
representations and warranties and the satisfaction of the covenants and obligations contained in the Reorganization Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Very truly yours,



/s/ Willkie Farr & Gallagher